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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 2, 2001


                               MAXTOR CORPORATION
             (Exact name of registrant as specified in its charter)

                              -------------------

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               Delaware                                 0-14016                              77-0123732
---------------------------------------- -------------------------------------- --------------------------------------
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)

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                              510 Cottonwood Drive
                           Milpitas, California 95035
              (Address of principal executive offices): (Zip Code)

================================================================================

       Registrant's telephone number, including area code: (408) 432-1700


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On April 2, 2001, Maxtor Corporation, a Delaware corporation
("Maxtor"), completed the business combination transaction with the hard disk drive business ("HDD") of Quantum Corporation, a Delaware corporation
("Quantum"). The merger was effected in accordance with the Amended and Restated
Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), dated as of October 3, 2000, by and among Quantum, Insula Corporation, a Delaware corporation and a wholly subsidiary of Quantum ("Insula"), Maxtor, and Hawaii
Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Maxtor. Pursuant to the Merger Agreement, Quantum split off HDD into Insula and redeemed the Quantum HDD common stock in exchange for Insula stock.
Immediately thereafter, Insula was merged with and into Maxtor, with Maxtor continuing after the merger as the surviving corporation (the "Merger"). The
Merger was approved by the stockholders of both companies on March 30, 2001. The
Merger is intended to qualify as a tax-free reorganization within the meaning of
Section 368 of the Internal Revenue Code of 1986, as amended, and will be accounted for as a purchase. A full description of the transaction is contained in the joint proxy statement/prospectus of Maxtor and Quantum dated March 1, 2001.

         As of the effective time of the Merger, each share of Quantum HDD common stock was converted into 1.52 shares of Maxtor common stock, and each outstanding Quantum HDD option assumed by Maxtor was converted into an option to purchase Maxtor common stock, with appropriate adjustment to the exercise price and share numbers in accordance with the exchange ratio.

         As a result of the Merger, Maxtor issued 121,060,500 shares of Maxtor common stock and assumed options to purchase 13,142,573 shares of Maxtor common stock. Based on the closing price of Maxtor common stock on the NASDAQ National
Market on April 2, 2001, the value of the shares of common stock issued to Quantum HDD stockholders in the Merger, together with the shares subject to options for Quantum HDD common stock assumed by Maxtor, was approximately
$1,000,000,000.

         There were no material relationships between Maxtor or any of its affiliates, directors or officers and the persons to whom Maxtor issued shares of Maxtor common stock in the Merger.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired.

              The financial statements of the business acquired as required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

         (b) Pro forma financial information.

              The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.
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         (c) Exhibits.

Exhibit No.   Description
-----------   -----------
     2.1      Amended and Restated Agreement and Plan of Merger and
              Reorganization, by and among Quantum Corporation, a Delaware corporation ("Quantum"), Insula Corporation, a Delaware
              corporation and a wholly subsidiary of Quantum, Maxtor
              Corporation, a Delaware corporation ("Maxtor"), and Hawaii
              Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Maxtor (incorporated by reference to Annex A to the
              Joint Proxy Statement/Prospectus to the registration statement on Form S-4 (File No. 333-51592), filed on December 11, 2000, as amended).

     2.2      General Assignment and Assumption Agreement dated as of April 2,
              2001 among Quantum Corporation, Insula Corporation and Maxtor
              Corporation.

     2.3 Separation and Redemption Agreement dated as of April 2, 2001 among Quantum Corporation, Insula Corporation and Maxtor
              Corporation.

     2.4 Tax Sharing and Indemnity Agreement dated as of April 2, 2001 among Quantum Corporation, Insula Corporation and Maxtor
              Corporation.

     2.5      Transitional Services Agreement dated as of April 2, 2001 among
              Quantum Corporation, Insula Corporation and Maxtor Corporation.

     2.6 Intellectual Property Agreement dated as of April 2, 2001 by and between Quantum Corporation and Insula Corporation.

     2.7      Indemnification Agreement dated as of April 2, 2001 among Quantum
              Corporation, Insula Corporation and Maxtor Corporation.

     2.8      Real Estate Matters Agreement dated as of April 2, 2001 among
              Quantum Corporation, Insula Corporation and Maxtor Corporation.

     3.1 Certificate of Merger as filed with the Secretary of State of State of Delaware on April 2, 2001.

     99.1     Press release of Maxtor Corporation dated April 2, 2001.
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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MAXTOR CORPORATION

Date: April 17, 2001.                   By: /s/ Glenn H. Stevens
                                           -------------------------------
                                           Glenn H. Stevens
                                           Vice President, General Counsel and
                                           Secretary


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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
     2.1      Amended and Restated Agreement and Plan of Merger and
              Reorganization, by and among Quantum Corporation, a Delaware corporation ("Quantum"), Insula Corporation, a Delaware
              corporation and a wholly subsidiary of Quantum, Maxtor
              Corporation, a Delaware corporation ("Maxtor"), and Hawaii
              Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Maxtor (incorporated by reference to Annex A to the
              Joint Proxy Statement/Prospectus to the registration statement on Form S-4 (File No. 333-51592), filed on December 11, 2000, as amended).

     2.2      General Assignment and Assumption Agreement dated as of April 2,
              2001 among Quantum Corporation, Insula Corporation and Maxtor
              Corporation.

     2.3 Separation and Redemption Agreement dated as of April 2, 2001 among Quantum Corporation, Insula Corporation and Maxtor
              Corporation.

     2.4 Tax Sharing and Indemnity Agreement dated as of April 2, 2001 among Quantum Corporation, Insula Corporation and Maxtor
              Corporation.

     2.5      Transitional Services Agreement dated as of April 2, 2001 among
              Quantum Corporation, Insula Corporation and Maxtor Corporation.

     2.6 Intellectual Property Agreement dated as of April 2, 2001 by and between Quantum Corporation and Insula Corporation.

     2.7      Indemnification Agreement dated as of April 2, 2001 among Quantum
              Corporation, Insula Corporation and Maxtor Corporation.

     2.8      Real Estate Matters Agreement dated as of April 2, 2001 among
              Quantum Corporation, Insula Corporation and Maxtor Corporation.

     3.1 Certificate of Merger as filed with the Secretary of State of State of Delaware on April 2, 2001.

     99.1     Press release of Maxtor Corporation dated April 2, 2001.
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